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INVESCO CHARTER FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                                    $ 24,045
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class R                                                    $    168
           Class S                                                    $    147
           Class Y                                                    $  3,667
           Class R5                                                   $  3,407
           Class R6                                                   $  1,273

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                    $ 0.1249
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class R                                                    $ 0.0595
           Class S                                                    $ 0.1488
           Class Y                                                    $ 0.1846
           Class R5                                                   $ 0.2035
           Class R6                                                   $ 0.2267

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                     190,585
       2   Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                       2,484
           Class C                                                      12,423
           Class R                                                       2,191
           Class S                                                         951
           Class Y                                                       8,971
           Class R5                                                      5,275
           Class R6                                                      5,987

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                    $  20.30
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                    $  19.24
           Class C                                                    $  19.30
           Class R                                                    $  20.12
           Class S                                                    $  20.32
           Class Y                                                    $  20.40
           Class R5                                                   $  21.03
           Class R6                                                   $  21.04

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INVESCO DIVERSIFIED DIVIDEND FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 84,112
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $    588
           Class C                                                     $  7,110
           Class R                                                     $  2,756
           Class Y                                                     $ 16,899
           Investor Class                                              $ 39,163
           Class R5                                                    $ 40,314
           Class R6                                                    $ 20,769

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.2825
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.1419
           Class C                                                     $ 0.0790
           Class R                                                     $ 0.1417
           Class Y                                                     $ 0.3293
           Investor Class                                              $ 0.2927
           Class R5                                                    $ 0.3370
           Class R6                                                    $ 0.3553

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                      251,073
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                        1,230
           Class C                                                       23,737
           Class R                                                       10,880
           Class Y                                                       62,930
           Investor Class                                               106,698
           Class R5                                                     126,974
           Class R6                                                      45,201

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  18.78
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  18.58
           Class C                                                     $  18.56
           Class R                                                     $  18.84
           Class Y                                                     $  18.80
           Investor Class                                              $  18.77
           Class R5                                                    $  18.78
           Class R6                                                    $  18.79

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INVESCO SUMMIT FUND                                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-1424
SERIES NO.:         19

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         2,862
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                            34
          Class C                                                           295
          Class P                                                       102,650
          Class S                                                           201
          Class Y                                                           123
          Class R5                                                            1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                      $  17.59
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class B                                                      $  16.53
          Class C                                                      $  16.49
          Class P                                                      $  17.75
          Class S                                                      $  17.64
          Class Y                                                      $  17.69
          Class R5                                                     $  17.75